UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 17, 2007
(Date of Earliest Event Reported)

KB Home
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09195 (Commission File Number)	95-3666267 (I.R.S. Employer Identification No.)

10990 Wilshire Boulevard, Seventh Floor Los Angeles (Address of Principal Executive Offices)	90024 (Zip Code)
(310) 231-4000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01 Other Events.
     On May 17, 2007, KB Home (the “Company”) entered into an exclusivity period based on a final, irrevocable, binding and fully financed offer by PAI Partners (“PAI”) to acquire the Company’s entire 49% ownership interest in its French subsidiary, Kaufman & Broad SA, representing 10,921,954 shares at a price of 55.00 euros per share. On May 17, 2007, the Company issued a press release announcing its entry into the exclusivity period, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
99.1	Press Release dated May 17, 2007 issued by KB Home.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB Home
Date: May 17, 2007	By:	/s/ Domenico Cecere
		Name:	Domenico Cecere
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1.	Press Release dated May 17, 2007 issued by KB Home.